Exhibit 4.1

COMMON STOCK	COMMON STOCK

CNB FINANCIAL CORPORATION

No. Sample

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

CUSIP

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the registered holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

CNB FINANCIAL CORPORATION

(the “Corporation”), transferable only on the books of the Corporation by the holder hereof, in person or by a duly authorized attorney of legal representative, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Articles of Incorporation and Bylaws of the Corporation and any and all amendments thereto. The shares represented by this Certificate are not deposits or savings accounts, and are not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other Federal or state governmental agency. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused its facsimile seal to be affixed hereto.

Dated:

                                             SECRETARY                                              [SEAL]                                              PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT—	_	Custodian	_

TEN ENT — as tenants by the entireties		(Cost)		(Minor)

JT TEN — as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act
(State)

	UNIF TRANS MIN ACT—	_	Custodian	_

		(Cost)		(Minor)

under Uniform Transfers to Minors Act

_
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED                                                                                                            hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFICATION NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee

                                                                                                                                                                                                                                                          Shares

of the Common Stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                                                                      Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS. SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.